UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act Of 1934
Date of Report (Date of earliest event reported) May 19, 2010
THE PROCTER & GAMBLE COMPANY

(Exact name of registrant as specified in its charter)

Ohio	1-434	31-0411980

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Procter & Gamble Plaza, Cincinnati, Ohio	45202

(Address of principal executive offices)	Zip Code

(513) 983-1100	45202

(Registrant’s telephone number, including area code)	Zip Code
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
On May 19, 2010, The Procter & Gamble Company (the “Company”) closed an underwritten public offering of ¥100,000,000,000 aggregate principal amount of 0.95% Notes due 2015 under the Company’s Registration Statement on Form S-3 (Registration No. 333-161767) (the “Registration Statement”). Legal opinions related to these notes are attached hereto as Exhibits (5)(a) and (5)(c) and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) The following exhibits are being filed with this Current Report on Form 8-K.

Exhibit
Number	Description
(5)(a)	Opinion of Jason P. Muncy, Esq., Senior Counsel of the Company.

(5)(c)	Opinion of Fried, Frank, Harris, Shriver & Jacobson LLP, which is referred to in the opinion filed as Exhibit (5)(a).

(23)(a)	Consent of Jason P. Muncy, Esq., which is contained in his opinion filed as Exhibit (5)(a).

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PROCTER & GAMBLE COMPANY
BY:	/s/ E.J. WUNSCH
E.J. Wunsch
Assistant Secretary May 19, 2010

EXHIBIT INDEX

Exhibit
Number	Description
(5)(a)	Opinion of Jason P. Muncy, Esq., Senior Counsel of the Company.

(5)(c)	Opinion of Fried, Frank, Harris, Shriver & Jacobson LLP, which is referred to in the opinion filed as Exhibit (5)(a).

(23)(a)	Consent of Jason P. Muncy, Esq., which is contained in his opinion filed as Exhibit (5)(a).